                                                                    EXHIBIT 10.2

                               NINTH AMENDMENT TO
                         NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EXECUTIVE EMPLOYEES

         THIS NINTH AMENDMENT (the "Ninth Amendment") is made effective as of the 30th day of July, 2002, by PER-SE TECHNOLOGIES, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has previously adopted the Per-Se Technologies, Inc. Non-Qualified Stock Option Plan for Non-Executive Employees, as amended (the "Plan"); and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has duly authorized an amendment of the Plan to increase the number of shares available for grant pursuant to the Plan from 3,316,930 shares to 3,980,361 shares, which is an increase of 663,431 shares.

         NOW, THEREFORE, Section 3 of the Plan is hereby amended by deleting
Section 3 of the Plan in its entirety and replacing it with the following:

                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN

                           "There shall be 3,980,361 shares of Stock reserved
                  for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan."

         FURTHER, except as specifically amended by this Ninth Amendment, the Plan shall remain in full force and effect as prior to this Ninth Amendment.

         IN WITNESS WHEREOF, the Company has caused this Ninth Amendment to be effective as of the day and year first above written.



                                           PER-SE TECHNOLOGIES, INC.



                                       By: /s/ PHILIP M. PEAD
                                           ---------------------------------
                                           Philip M. Pead
                                           President and Chief Executive Officer


ATTEST:



By: /s/ PAUL J. QUINER
   ---------------------------------
   Paul J. Quiner
   Corporate Secretary


                                       24